Summary Prospectus
Managers High Yield Fund
Investor Class: MHHAX	Institutional Class: MHHYX
May 1, 2013

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.managersinvest.com/prospectus_annual_reports. You can also get this information at no cost by calling 800/835-3879 or by sending an e-mail request to shareholderservices@managersinvest.com. The current prospectus and statement of additional information, dated May 1, 2013, are incorporated by reference into this summary prospectus.
Investment Objective
The Managers High Yield Fund’s (the “ Fund” or “High Yield Fund”) investment objective is to achieve a high level of current income, with a secondary objective of capital appreciation.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
The tables below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
(fees paid directly from your investment)
	Investor Class	Institutional Class
Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable, within 90 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Institutional Class
Management Fee	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses[1]	0.78%	0.78%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	1.74%	1.49%
Fee Waiver and Expense Reimbursements[3]	(0.58)%	(0.58)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2]	1.16%	0.91%
1Other Expenses do not include extraordinary expenses as determined under generally accepted accounting principles. If extraordinary expenses had been included, Other Expenses would have been 0.79% and 0.78%, respectively.
2The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may not correlate to the ratios of expenses to average net assets in the Financial Highlights section of the Fund’s Prospectus. The ratios reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired funds.
3 Managers Investment Group LLC (the “Investment Manager”) has contractually agreed, through at least May 1, 2014, to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 0.90% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated upon termination of the Fund’s investment advisory agreement with the Investment Manager or by mutual agreement between the Investment Manager and the Fund’s Board of Trustees.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through May 1, 2014. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Class	$118	$491	$889	$2,004
Institutional Class	$ 93	$414	$758	$1,730
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective of a high level of current income, with a secondary objective of capital appreciation, by investing in a portfolio of below investment grade bonds (those rated below Baa/BBB by Moody’s Investors Service, Inc. (“Moody’s”)/Standard & Poor’s Corporation (“S&P”)). Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in below-investment-grade bonds.
The Fund may also invest in any of the following: corporate debt securities and preferred stock; zero-coupon bonds and other deferred interest securities that do not pay periodic interest; convertible securities; restricted securities; cash or cash equivalents, such as certificates of deposit or money market funds; money market instruments, such as bankers’ acceptances, commercial paper and repurchase agreements; securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, such as the Federal Home Loan Bank and the Student Loan Marketing Association;

SUM018-0513

Managers High Yield Fund SUMMARY PROSPECTUS

common stocks; and stocks and bonds of foreign issuers, including issuers in emerging markets. The Fund may invest up to 15% of its total assets in derivatives such as options, futures contracts, or swap agreements, including, but not limited to, credit default swaps.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund.
Asset-Backed and Mortgage-Backed Securities Risk—asset-backed and mortgage-backed securities investments involve risk of loss due to prepayments that occur earlier or later than expected or due to default.
Credit and Counterparty Risk—the issuer of bonds or other debt securities or a counterparty to a derivatives contract may not be able to meet interest, principal or settlement payments or otherwise honor its obligations.
Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars.
Derivatives Risk—the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
Foreign Securities Risk—securities or other investments of foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investing in securities of U.S. issuers and may result in greater price volatility.
High Yield Risk—below-investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit, and liquidity risk.
Inflation Risk—the price of an asset, or the income generated by an asset, may not keep up with the cost of living.
Interest Rate Risk—fixed-coupon payments (cash flows) of bonds and debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline.
Liquidity Risk—particular investments, such as illiquid securities, may not be able to be sold at the price the Fund would like or the Fund may have to sell them at a loss.
Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions. Equity investments generally have greater volatility than fixed income investments.
Political Risk—changes in the political status of any country can have profound effects on the value of investments exposed to that country.
Prepayment Risk—many bonds and debt securities have call provisions that may result in debtors paying back the debt prior to maturity during periods of decreasing interest rates.
Reinvestment Risk—investors may have difficulty reinvesting payments from debtors and may receive lower rates than from their original investments.
Restricted Securities Risk—it may be difficult to find a buyer for restricted securities and the selling price may be less than originally anticipated.
U.S. Government Securities Risk—obligations issued by some U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises such as Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. Government, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“ FHLMC”), and Federal Home Loan Banks (“FHLBs”) are not backed by the full faith and credit of the U.S. Government and are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. Government will provide financial support.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.
The performance information for the Fund’s Investor Class shares (formerly Class A shares of the Fund, which were renamed Investor Class shares as of December 1, 2012) in the bar chart for periods prior to December 1, 2012 does not reflect the impact of the front end and deferred sales charges (loads) that were in effect until December 1, 2012. To obtain updated performance information please visit www.managersinvest.com or call 800.835.3879.
Calendar Year Total Returns as of 12/31/12 (Investor Class)
Best Quarter: 24.77% (2nd Quarter 2009)
Worst Quarter: -21.62% (4th Quarter 2008)

2	Managers Investment Group

Managers High Yield Fund SUMMARY PROSPECTUS

Average Annual Total Returns as of 12/31/12
Managers High Yield Fund	1 Year	5 Years	10 Years
Investor Class Return Before Taxes	15.26%	8.19%	9.48%
Investor Class Return After Taxes on Distributions	12.52%	5.13%	6.56%
Investor Class Return After Taxes on Distributions and Sale of Fund Shares	9.81%	5.08%	6.41%
Institutional Class Return Before Taxes	15.46%	8.52%	9.83%
Barclays Capital U.S. Corporate High Yield Index (reflects no deduction for fees, expenses, or taxes)	15.81%	10.34%	10.62%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only, and after-tax returns for Institutional Class shares will vary.
Portfolio Management
Investment Manager
Managers Investment Group LLC
Subadvisor
J.P. Morgan Investment Management Inc. (“ JPMorgan”)
Portfolio Managers
Robert Cook
Managing Director and Head of High Yield Fixed Income of JPMorgan; Lead Portfolio Manager of the Fund since 01/01.
Thomas Hauser
Managing Director and Portfolio Manager of JPMorgan; Portfolio Manager of the Fund since 07/02.
Buying and Selling Fund Shares
Initial Investment Minimum
Investor Class
Regular Account: $2,000
Individual Retirement Account: $1,000
Institutional Class
Regular Account: $1,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Investor Class (all accounts): $100
Institutional Class (all accounts): $1,000
Transaction Policies
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.managersinvest.com, or by bank wire (if bank wire instructions are on file for your account).
Managers
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in the Fund) from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Managers Investment Group	3

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